SCHEDULE 14A

                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, For Use of the
     Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Under Rule 14a-12


                         Espey Mfg. & Electronics Corp.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)   Title of each class of securities to which transaction applies:

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2)   Aggregate number of securities to which transaction applies:

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3)   Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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4)   Proposed maximum aggregate value of transaction:

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5)   Total fee paid:

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[_]  Fee paid previously with preliminary materials:

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[_]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     1)   Amount previously paid:

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     2)   Form, Schedule or Registration Statement No.:

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     3)   Filing Party:

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     4)   Date Filed:

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

                         ESPEY MFG. & ELECTRONICS CORP.

                            -----------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD NOVEMBER 18, 2005
                            -----------------------


                                                                October 24, 2005

To the Shareholders of

      ESPEY MFG. & ELECTRONICS CORP.:


      You are cordially invited to attend the Annual Meeting of Shareholders of Espey Mfg. & Electronics Corp., which will be held at the Courtyard by Marriott, 11 Excelsior Avenue, Saratoga Springs, New York, on November 18, 2005, at 10:00 a.m., Eastern Standard Time, for the following purposes:

      1. To elect one Class B Director to serve for a two year term expiring at the 2007 Annual Meeting or until his successor is duly elected and qualifies; and

      2. To elect two Class C Directors to serve for a three year term expiring at the 2008 Annual Meeting or until their respective successors are duly elected and qualify; and

      3. To ratify the appointment of Rotenberg & Company, LLP as the Company's independent public accountants for the fiscal year ending June 30, 2006.

      No other business may be transacted at the meeting.

      The Board of Directors has fixed the close of business on October 3, 2005, as the record date for the purpose of determining shareholders entitled to notice of, and to vote at, said meeting or any adjournment thereof. The books for transfer of the Company's capital stock will not be closed.

      Even if you expect to attend the meeting in person, it is urged by the Company that you mark, sign, date and return the enclosed proxy. The proxy may be revoked at any time before it is voted and shareholders who execute proxies may nevertheless attend the meeting and vote their shares in person. Every properly signed proxy will be voted as specified unless previously revoked.


                                            By Order of the Board of Directors,

                                                   /s/ Peggy A. Murphy

                                                     PEGGY A. MURPHY
                                                   Corporate Secretary


      Please make your specification and sign and date the enclosed proxy and mail it promptly in the accompanying pre-addressed, postage-free envelope.

                         ESPEY MFG. & ELECTRONICS CORP.
                               233 Ballston Avenue
                        Saratoga Springs, New York 12866

                                 PROXY STATEMENT

      The enclosed proxy is solicited by the Board of Directors of Espey Mfg. & Electronics Corp. (the "Company") for use in voting at the Annual Meeting of the Shareholders of the Company to be held at the Courtyard by Marriott, 11 Excelsior Avenue, Saratoga Springs, New York, on November 18, 2005, at 10:00 a.m., Eastern Standard Time, and at any postponement or adjournment thereof, for the purposes set forth in the attached Notice of Meeting. It is anticipated that the Notice of Annual Meeting of Shareholders, this Proxy Statement and the form of proxy will be mailed on or about October 24, 2005.

                       VOTING AND REVOCABILITY OF PROXIES

      Every properly dated, executed and returned proxy will be voted at the Annual Meeting in accordance with the instructions of the shareholder. If no specific instructions are given, the shares represented by such proxy will be voted for the election of the Class B Director and the Class C Directors nominated by the Board of Directors. Any shareholder giving a proxy has the power to revoke it at any time prior to the voting thereof by voting in person at the Annual Meeting, by giving written notice to the Secretary prior to the Annual Meeting, or by signing and delivering a new proxy card bearing a later date.

      The Company's only class of voting securities is its Common Stock, par value $.33-1/3 per share (the "Common Stock"). Each share of Common Stock outstanding on the record date will be entitled to one vote on all matters. In accordance with the Company's By-Laws and applicable state law, the election of directors will be determined by a plurality of the votes cast by the holders of shares of Common Stock present and entitled to vote thereon, in person or by proxy, at the Annual Meeting. Shares present which are properly withheld as to voting with respect to any one or more nominees, and shares present with respect to which a broker indicates that it does not have authority to vote ("broker non-vote") will not be counted. Cumulative voting in connection with the election of directors is not permitted. The affirmative vote of shares representing a majority of the votes cast by the holders of shares present and entitled to vote is required to approve the other matters to be voted on at the Annual Meeting. Shares, which are voted to abstain and broker non-votes, are not counted as votes cast on any matter to which they relate.

      The By-Laws of the Company provide that the majority of the shares of the Common Stock of the Company issued and outstanding and entitled to vote, present in person or by proxy, shall constitute a quorum at the Annual Meeting. Shares, which are voted to abstain, are considered as present at the Annual Meeting for the purposes of determining a quorum. Broker non-votes are considered as not present at the Annual Meeting for the purposes of determining a quorum.

                         RECORD DATE AND SHARE OWNERSHIP

      Only holders of Common Stock of record on the books of the Company at the close of business on October 3, 2005 will be entitled to vote at the meeting. There were outstanding and entitled to vote on October 3, 2005, 1,151,212 shares of Common Stock.

                              ELECTION OF DIRECTORS

      The Company's Certificate of Incorporation, as amended, provides that the Board of Directors shall consist of not less than three nor more than nine persons with the actual number determined in accordance with the Company's bylaws. The Certificate of Incorporation further provides that there shall be three classes of directors (Class A, Class B and Class C) with overlapping three-year terms and that all classes shall be as nearly equal in number as possible.

      Following the death in November 2004 of director William P. Greene, the Board of Directors fixed the present number of directors at seven. The terms of three Class C Directors expire at the Annual Meeting. There are presently three Class A Directors, whose terms expire at the 2006 Annual Meeting, and only one Class B Director, whose term expires at the 2007 Annual Meeting. In order to comply with the provisions of the Company's governing documents requiring the Classes to be as nearly equal in number as possible, the Board of Directors has reclassified one Class C Director as a Class B Director.

      Accordingly, the Board of Directors has nominated one person to stand for election as a Class B Director and has nominated two persons to stand for election as a Class C Director.

      The votes will be cast pursuant to the enclosed proxy for the election of each of the Class B and Class C nominees named below unless specification is made withholding such authority. Each of the nominees is presently a director of the Company.

Should any of said nominees for Class B and Class C Directors become unavailable, which is not anticipated, the proxies named in the enclosed proxy will vote for the election of such other persons as the Board of Directors may recommend. Proxies may not be voted for a greater number of persons than the nominees named.

      The names and business experience for the past five years of the three persons who have been nominated by the Board of Directors to stand for election as Class B and Class C Directors at the Annual Meeting and the remaining directors whose terms are continuing until the 2006 or 2007 Annual Meeting appear below.

      The Board has determined that the Board members with the exception of Howard Pinsley and Barry Pinsley are independent in accordance with the listing standards of the American Stock Exchange.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING NOMINEES FOR CLASS B DIRECTOR AND CLASS C DIRECTORS.


                                    NOMINEE FOR CLASS B DIRECTOR -- SERVING FOR
                                A TWO YEAR TERM EXPIRING AT THE 2007 ANNUAL MEETING
                                                                                                                 Period to
                                              Offices and                                                           Date
                                            Positions Held                                                       Served as
       Name                   Age            with Company             Principal Occupation or Employment         Director
       ----                   ---            ------------             ----------------------------------         --------
Barry Pinsley (1)...........  63        Non-Executive Officer      Certified Public Accountant who for five        1994
                                                                   years acted as a consultant to the Company
                                                                   prior to his election as a Vice President-
                                                                   Special Projects on March 25, 1994. On
                                                                   December 6, 1997, Mr. Pinsley was elected
                                                                   to the position of Vice President-Investor
                                                                   Relations and Human Resources, from which
                                                                   he resigned on June 9, 1998. Mr. Pinsley
                                                                   has been a practicing Certified Public
                                                                   Accountant in Saratoga Springs, New York
                                                                   since 1975, and is currently semi-retired.
                                  NOMINEES FOR CLASS C DIRECTORS -- SERVING FOR A
                                THREE YEAR TERM EXPIRING AT THE 2008 ANNUAL MEETING
                                                                                                                   Period to
                                              Offices and                                                            Date
                                            Positions Held                                                         Served as
       Name                   Age            with Company             Principal Occupation or Employment           Director
       ----                   ---            ------------             ----------------------------------           --------
Paul J. Corr................  61                  --                Certified Public Accountant and a Professor       1992
                                                                    of Business, Skidmore College, in Saratoga
                                                                    Springs, NY, since 1981, currently holding
                                                                    the position of Associate Professor; Mr. Corr
                                                                    is also a shareholder in the Latham, New York
                                                                    accounting firm of Rutnik, Matt & Corr, P.C. and
                                                                    a principal in Capital Financial Advisors, LLC
                                                                    since 2003.

Michael W. Wool (2).........  59                  --                Attorney engaged in private practice              1990
                                                                    of law and Senior Partner since 1982 in
                                                                    the law firm of Langrock, Sperry & Wool,
                                                                    with offices in Burlington, VT and
                                                                    Middlebury, VT. Mr. Wool also serves on
                                                                    the board of the New England Board of
                                                                    Higher Education and the Burlington Boys
                                                                    and Girls Club.


                                       2

                                         CLASS A DIRECTORS -- SERVING FOR A
                                THREE YEAR TERM EXPIRING AT THE 2006 ANNUAL MEETING

                                                                                                                 Period to
                                              Offices and                                                           Date
                                            Positions Held                                                       Served as
       Name                   Age            with Company             Principal Occupation or Employment         Director
       ----                   ---            ------------             ----------------------------------         --------
Howard Pinsley (1)..........  65          President, Chief        Howard Pinsley for more than the past five       1992
                                          Executive Officer       years has been employed by the Company
                                          and Chairman of         on a full-time basis as Program Director
                                          the Board               prior to being elected Vice President-
                                                                  Special Power Supplies on April 3, 1992.
                                                                  On December 6, 1996, Mr. Pinsley was
                                                                  elected to the position of Executive Vice
                                                                  President. On June 9,1998 he was elected
                                                                  to the positions of President and Chief
                                                                  Operating Officer. Subsequently he became
                                                                  Chief Executive Officer and Chairman of
                                                                  the Board.

Alvin O. Sabo...............  62                  --              Attorney engaged in private practice of law       1999
                                                                  and Senior Partner of the law firm of
                                                                  Donohue, Sabo, Varley & Armstrong, P.C.
                                                                  in Albany, NY since 1980. Prior to that
                                                                  position, he was Assistant Attorney General,
                                                                  State of New York, Department of Law
                                                                  for eleven years.

Carl Helmetag...............  57                  --              President and CEO of UVEX Inc. in                 1999
                                                                  Providence, RI. From 1996 to 1999, he was
                                                                  President and CEO of HEAD USA Inc.
                                                                  Prior to that position, Mr. Helmetag was
                                                                  Executive Vice President and then President
                                                                  at Dynastar Inc. from 1978 to 1996. He is
                                                                  an MBA graduate from The Wharton School
                                                                  of Business, University of Pennsylvania.
                                    CONTINUING CLASS B DIRECTOR -- SERVING FOR A
                                THREE YEAR TERM EXPIRING AT THE 2007 ANNUAL MEETING
                                                                                                                 Period to
                                              Offices and                                                           Date
                                            Positions Held                                                       Served as
       Name                   Age            with Company             Principal Occupation or Employment         Director
       ----                   ---            ------------             ----------------------------------         --------
Seymour Saslow..............  84                  --              Mr. Saslow was Senior Vice President from         1992
                                                                  1992 until December 31, 1999. From 1973
                                                                  until being elected Senior Vice President, he
                                                                  served as Vice President. He joined the company
                                                                  on July 22, 1952. Mr. Saslow graduated from the
                                                                  City College of New York in 1944 with a degree
                                                                  in electrical engineering and is a senior member
                                                                  of the Institute of Electrical and Electronics
                                                                  Engineers Inc. He holds many patents and serves
                                                                  on the board of several charitable organizations.

----------
(1)   Barry Pinsley and Howard Pinsley are cousins.

(2) Mr. Wool's law firm performed legal services for the Company during the fiscal year ended June 30, 2005 and may perform additional services during the current fiscal year in connection with the Company's ESOP. See "Certain Relationships and Related Transactions."

      Howard Pinsley serves as a director of All American Semiconductor, Inc. None of the other directors holds a directorship in any other company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Act of 1933 or any company registered as an Investment Company under the Investment Company Act of 1940.

      The only individuals currently considered executive officers of the Company not identified above are:

      Katrina L. Sparano, 34, Assistant Treasurer and Principal Accounting Officer of the Company since November 12, 2004. Ms. Sparano is a Certified Public Accountant. Prior to joining the Company on July 29, 2004, she was the Assistant Controller for Cambridge Heart, Inc.

      Peggy A. Murphy, 47, Secretary of the Company since December 11, 1998. She has been employed by the Company as Director of Human Resources since October 1998.

      David A. O'Neil, 40, Treasurer and Principal Financial Officer since January 4, 2000. Mr. O'Neil is a Certified Public Accountant who, prior to joining the Company, was a Senior Manager at the accounting firm of KPMG LLP.

      The terms of office of Mrs. Peggy A. Murphy, Mr. David A. O'Neil, and Mrs. Katrina Sparano are until the next annual meeting of the Board of Directors unless successors are sooner appointed by the Board of Directors. The term of office of Mr. Howard Pinsley is subject to his employment agreement with the Company. See "Employment Contracts and Termination of Employment."

                   BOARD OF DIRECTORS MEETINGS AND COMMITTEES

      During the Company's fiscal year ended June 30, 2005, the Board of Directors held a total of seven meetings, and each director then in office attended at least 75% of such meetings. Under the policies of the Board, Directors are expected to attend regular Board meetings, Board committee meetings, as applicable, and the annual stockholder meeting. All of the Company's directors attended the 2004 Annual Meeting.

      The Board has a standing Audit Committee whose members are Paul J. Corr, Chairman, Alvin O. Sabo and Carl Helmetag. The functions of this Committee include reviewing the engagement of the independent accountants, the scope and timing of the audit and any non-audit services to be rendered by the independent accountants, reviewing with the independent accountants and management the Company's policies and procedures with respect to internal auditing, accounting and financial controls, and reviewing the report of the independent accountants upon completion of its audit. During the fiscal year ended June 30, 2005, the Audit Committee held five meetings, and each Committee member attended at least 75% of such meetings.

      The Board has a standing Nominating Committee whose members are Carl Helmetag, Chairman, Michael Wool, and Paul J.Corr. The function of this Committee is to identify and recommend to the Board individuals for nomination to fill vacancies in, and for renomination to, positions as Directors of the Corporation. During fiscal year ended June 30, 2005, the Nominating Committee held one meeting and each committee member attended the meeting.

      The Board has determined that all of the members of the Audit Committee and the Nominating Committee meet the independence criteria for audit committee and nominating committee members as set forth in the listing standards of the American Stock Exchange. The Board has further determined that Mr. Corr qualifies as an audit committee financial expert in accordance with the rules of the United States Securities and Exchange Commission ("SEC").

      The Board has a standing Stock Option Committee whose current members are Paul Corr, Chairman, Howard Pinsley, and Barry Pinsley. The functions of this Committee include determining to whom, and the time or times at which, options will be granted, the number of shares of common stock that underly each option and the exercise price and vesting schedule for options granted pursuant to the Company's 2000 Stock Option Plan. During the fiscal year ended June 30, 2005, the Stock Option Committee held two meetings and each committee member attended such meetings.

                            COMPENSATION OF DIRECTORS

      Directors of the Company receive an annual fee in the amount of $15,000 for being a member of the Board of Directors. Each Director who also serves as a member of the Audit Committee is compensated an additional annual fee of $5,000. Each director who serves as a member of the Succession Committee or the Mergers and Acquisition Committee is compensated an additional $2,500 for each committee. These fees are paid monthly to the Directors. Executive officers who also serve on the Company's Board of Directors do not receive director's fees.

      Directors are also eligible to receive stock options under the 2000 Stock Option Plan at the discretion of the Stock Option Committee. The Stock Option Committee consists of three appointed board members. At June 30, 2005, members of the Board of Directors held the following number of unexercised options granted under the Plan:

      Name                    Number of Options            Exercise Price Range
      ----                    -----------------            --------------------

Seymour Saslow                      2,000                     $17.95 - 22.50

Barry Pinsley                       2,000                      17.95 - 22.50

Michael W. Wool                     2,000                      17.95 - 22.50

Paul J. Corr                          600                              22.50

Alvin O. Sabo                       1,900                      17.95 - 22.50

Carl Helmetag                       1,200                      18.50 - 22.50

Howard Pinsley                      8,000                      17.95 - 22.50

The above options have exercise dates ranging from March 1, 2003 and expiring on August 20, 2014.

                       COMPENSATION OF EXECUTIVE OFFICERS

      The following table summarizes the annual compensation for each of the fiscal years ended June 30, 2005, June 30, 2004, and June 30, 2003 received by the Company's Chief Executive Officer (or acting in a similar capacity) and the other highest paid executive officers of the Company that received over $100,000 in total compensation as of June 30, 2005.

                                            SUMMARY COMPENSATION TABLE

                                                                                           Long Term
                                                                                         Compensation
                                                                                         ------------
                                                                                          Securities
          Name and                                          Annual Compensation           Underlying       All Other
     Principal Position            Fiscal Year          Salary              Bonus         Options (#)   Compensation(1)
     ------------------            -----------          ------              -----         -----------   ---------------
Howard Pinsley                        2005             $191,976            $20,000           2,000         $ 7,681
  President and                       2004             $190,120            $20,000               0         $34,826
  Chief Executive Officer             2003             $180,404            $12,500           2,000         $19,109

David A. O'Neil                       2005             $113,830            $12,500             800         $ 2,932
  Treasurer and Principal             2004             $112,250            $12,500               0         $13,101
  Financial Officer                   2003             $105,490            $10,000             800         $10,738


----------
(1) Represents (a) the cash and market value of the shares allocated for the respective fiscal years under the Company's ESOP to the extent to which each named executive officer is vested, and the Company's matching contribution under the 401K plan.

                        OPTION GRANTS IN LAST FISCAL YEAR

      The following table sets forth information concerning the grant of stock options to the named executive officers during the year ended on June 30, 2005.

                                                                                                          Potential
                                                                                                          Realizable
                                                                                                           Value at
                                                                                                        Assumed Annual
                              Number of     Percent of                                                  Rates of Stock
                             Securities    Total Options                                              Price Appreciation
                             Underlying     Granted to        Exercise                                for Option Term (1)
                               Options     Employees in         Price          Expiration           -----------------------
      Name                     Granted      Fiscal Year        ($/SH)              Date             5% ($)           10% ($)
      ----                     -------      -----------        ------              ----             -----------------------

Howard Pinsley                  2,000          12.9%           $22.50              2014              73,300         116,718

David A. O'Neil                   800           5.2%           $22.50              2014              29,320          46,687


----------
(1) Amounts reflect certain assumed rates of appreciation set forth in the Commission's executive compensation disclosure rules. Actual gains, if any, on stock option exercises will depend on future performance of the Common Stock. No assurance can be made that the amounts reflected in these columns will be achieved. The values in these columns assume that the fair market value on the date of grant of each option was equal to the exercise price thereof.

      The following table sets forth information concerning unexercised options held on June 30, 2005 by the named executive officers:

                      AGGREGATED OPTIONS AT FISCAL YEAR-END AND FISCAL YEAR-END OPTION VALUES

                                                                    Number of Securities           Value of Unexercised
                                 Shares                            Underlying Unexercised              In-the-Money
                                Acquired                                 Options at                     Options at
                                   On              Value             Fiscal Year-End (#)            Fiscal Year-End ($)
      Name                      Exercise         Realized         Exercisable/Unexercisable      Exercisable/Unexercisable
      ----                      --------         --------         -------------------------      -------------------------
Howard Pinsley                      0                0                   6,000/2,000                  72,200/16,600

David A. O'Neil                     0                0                    1,600/800                   18,600/6,640


In accordance with the 2000 Stock Option Plan the above options have exercise dates that range from March 1, 2003 through and expiring on August 20, 2014.

                                    INSURANCE

      The executive officers and directors of the Company can elect to be covered under the company-sponsored health plans, which do not discriminate in favor of the officers, or directors of the Company and which are available generally to all employees. In addition, the executive officers are covered under a group life plan, which does not discriminate, and is available to all employees.

      The Company maintains insurance coverage, as authorized by Section 726 of the New York Business Corporation Law, providing for (a) reimbursement of the Company for payments it makes to indemnify officers and directors of the Company, and (b) payment on behalf of officers and directors of the Company for losses, costs and expenses incurred by such individuals in any actions.

                       EMPLOYEE RETIREMENT PLAN AND TRUST

      Under the Company's ESOP, approved by the Board of Directors on June 2, 1989, effective July 1, 1988, all non-union employees of the Company, including the Company's executive and non-executive officers are eligible to participate. The ESOP is a non-contributory plan, which is designed to invest primarily in shares of common stock of the Company. Certain technical amendments not considered material were adopted effective as of June 10, 1994, July 1, 2003, and July 1, 2005.

      Of the 230,120 shares of common stock of the Company allocated to participants of the ESOP as of June 30, 2005, 10,883 shares were allocated to Howard Pinsley, 2,418 shares were allocated to David A. O'Neil and 2,582 shares were allocated to Barry Pinsley.

               EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT

      The Company entered into an agreement with Howard Pinsley, President and CEO effective July 1, 2002. The contract allows Mr. Pinsley upon his resignation or termination to become a non-executive officer of the Company for a period of thirty-six months. In consideration for services to be provided by Mr. Pinsley for the equivalent of two days a month after his resignation or termination, and to perform duties as reasonably requested by the Company, he will receive full benefits plus $15,000 per month for the first three months, and $4,333 per month for the next thirty-three consecutive months. This agreement expires on December 31, 2005.

                             AUDIT COMMITTEE REPORT

      The Audit Committee of the Board of Directors (the "Committee") is comprised of three independent directors and operates under a written charter, adopted by the Board on May 13, 2005, which is attached as Exhibit A to this Proxy Statement.

      In fulfilling its responsibilities, the Committee has reviewed and discussed the Company's audited consolidated financial statements for the fiscal year ended June 30, 2005 with management and the independent auditors.

      The Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, the Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No.1, Independence Discussions with Audit Committees, and has discussed with the auditors the auditors' independence.

      The Committee considered and concluded that the provision of non-audit services by the independent auditors was compatible with maintaining their independence.

      In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2005.

                                                          Audit Committee:
                                                          Paul J. Corr, Chairman
                                                          Carl Helmetag
                                                          Alvin O. Sabo

                              NOMINATING COMMITTEE

      The Nominating Committee of the Board of Directors (the "Nominating Committee") is comprised of three independent directors and operates under a written charter, which was most recently filed with the SEC as Exhibit B to the Company's Proxy Statement for its Annual Meeting held on November 12, 2004. A copy of the charter is available on the Company's website, www.espey.com, under
                                                           -------------
the tab "Investors" by requesting a copy of an SEC report and then clicking on the Definitive Proxy Statement filed October 12, 2004.

      The Nominating Committee will review the present needs of the Board and establish criteria as to particular qualifications in terms of background and experience that could meet such needs. At a minimum, the Nominating Committee believes that nominees for Directors should have either experience in the industry in which the Company engages or professional, business or academic qualifications that differ from existing members of the Board and could augment the aggregate expertise possessed by Board members. The Company further believes that all nominees should be able to make a contribution to the Board that will enhance the development and growth of the Company business and shareholder value; devote adequate time to service as a Director; and work well with other Board members in a collegial manner.

      The Nominating Committee evaluates prospective nominees identified on its own initiative or referred to it by other Board members, management, shareholders or external sources and all self nominated candidates. The Nominating Committee uses the same criteria for evaluating candidates nominated by shareholders and self nominated as it does for those proposed by other Board members, management and search companies.

      The Nominating Committee will consider bona fide recommendations by shareholders as to potential Director nominees, who meet the above standards. A shareholders wishing to submit such a recommendation should send a letter, postmarked no later than 120 days prior to the date on which the Company annual meeting was held during the prior year, to the Secretary of the Company. The letter must identify its writer as a shareholders of the Company, provide evidence of the writer's stock ownership and provide:

      o The name, address, telephone number and social security number of the candidate to be considered;

      o A description of understandings, contractual, business or familial relationships between the shareholders and the candidate, if any, and an unexecuted written consent of the candidate to serve as a director of the Company, if nominated and elected;

      o     The candidate's resume and at least three references;

      o A statement of the candidate's qualifications to serve on the Board of Directors and specified Board committees which shall include an explanation as to how elements of the candidate's background and experience would be a benefit to the Company and its business.

      All candidates recommended to the Nominating Committee must meet the independence standards of the American Stock Exchange and the definition of "independent director" in the Company by-laws.

      All nominees for election at this Annual Meeting were previously elected by the shareholders and are standing for re-election.

                    SHAREHOLDER COMMUNICATIONS WITH THE BOARD

      Mail can be addressed to Directors in care of the Office of the Secretary, Espey Mfg. & Electronics Corp. 233 Ballston Avenue, Saratoga Springs, New York 12866. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. The mail will then be logged in. All mail, other than trivial or obscene items, will be forwarded. Trivial items will be delivered to the Directors at the next scheduled Board meeting. Mail addressed to a particular Director will be forwarded or delivered to that Director. Mail addressed to "Outside Directors" or "Non-Management Directors" will be forwarded or delivered to the Chairman of the Audit Committee. Mail addressed to the "Board of Directors" will be forwarded or delivered to the Chairman of the Board.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

      The following table sets forth information regarding ownership of the Company's outstanding Common Stock as of September 30, 2005, by each person or group who is known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock.


Title                               Name and Address of                       Amount and Nature                      Percent
Class                                Beneficial Owner                      of Beneficial Ownership                  of Class
-----                                ----------------                      -----------------------                  --------
Common Stock                   Franklin Advisory Services, LLC                78,000 - Direct (1)                     6.77%
                               777 Mariners Island Blvd
                               P.O. Box 7777 San Mateo, CA 94403-7777

Common Stock                   Espey Mfg. & Electronics Corp.                369,738 - Direct (2)                    32.11%
                               Employee Retirement Plan and Trust
                               233 Ballston Ave
                               Saratoga Springs, NY 12866

Common Stock                   Advisory Research, Inc.                        81,100 - Direct (3)                     8.02%
                               180 North Stetson St.
                               Suite 5780
                               Chicago, IL 60601

Common Stock                   Howard Pinsley,                                  48,634-Direct (4)                     5.14%
                               233 Ballston Avenue                            10,883-Indirect (4)
                               Saratoga Springs, NY 12866

----------
(1) The information as to the number of shares of Common Stock and the percent of class ownership of the Company that may be deemed beneficially owned by Franklin Advisory Services, LLC ("Franklin") is from the Schedule 13G, dated February 4, 2004 filed with the Securities and Exchange Commission(the "SEC"). The Franklin statement indicated that Franklin's investment "advisory subsidiaries," have sole voting and dispositive power with respect to all of the shares of Common Stock shown in the table above for Franklin. The Franklin statement indicates that the Common Stock set forth in the table is beneficially owned by one or more open or closed-end investment companies or other managed accounts which are advised by direct and indirect Franklin investment advisory subsidiaries. The statement also indicated that it filed the Schedule 13G on behalf of itself and Franklin's principal shareholders, Charles B. Johnson and Rupert H.

      Johnson, Jr. (the "Principal Shareholders"), all of which are deemed beneficial owners of the shares of Common Stock shown in the above table for Franklin. Franklin and the Principal Shareholders disclaim any economic interest or beneficial ownership in any of the Common Stock shown in the table for Franklin.

(2) The shares of common stock owned by the ESOP Trust are voted by the Trustees in the manner directed by the ESOP Committee. The Trustees, Howard Pinsley and Peggy A. Murphy, are the Chairman of the Board, Chief Executive Officer and President of the Company and Secretary of the Company, respectfully. The ESOP Committee, which is appointed by the Board of Directors, is comprised of Mr. Pinsley, Ms. Murphy, Director Barry Pinsley, Director Michael W. Wool and David A. O'Neil, the Treasurer and Principal Financial Officer of the Company. As to shares that have been allocated to the accounts of participants in the ESOP, the Trustees are directed by the Committee to vote such shares in accordance with instructions of the participants. As to unallocated shares and allocated shares for which voting instructions have not been received from participants, the Committee instructs the Trustee to vote such votes proportionately to the shares as to which voting instructions have been received. As of September 30, 2005, 219,738 shares were allocated to the accounts of participants and 150,000 shares were unallocated.

(3) The information as to the number of shares of Common Stock and the percent of class ownership of the Company that may be deemed beneficially owned by advisory clients of Advisory Research, Inc. ("Advisory") is from the
      Schedule 13G dated February 10, 2005 filed with the SEC. Advisory, a registered investment advisor, is deemed to have beneficial ownership of 81,100 shares of the Company's Common Stock as of February 10, 2005, all of which shares are held in Advisory investment companies, trusts and accounts. Advisory, in its role as investment advisor and/or manager, reported sole voting power with respect to 81,100 shares.

(4) This information is from Form 4 dated August 11, 2005. Indirect shares represent stock being held in the Company ESOP. Direct shares include options to acquire 6,000 shares of Common Stock which are exercisable within 60 days.

                        SECURITY OWNERSHIP OF MANAGEMENT

      The following information is furnished as of September 30, 2005 (unless otherwise indicated), as to each class of equity securities of the Company beneficially owned by all Directors and Executive Officers and by Directors and Executive Officers of the Company as a Group:


Title                      Name and Address of                  Amount and Nature                  Percent
Class                       Beneficial Owner                 of Beneficial Ownership              of Class
-----                       ----------------                 -----------------------              --------

Common Stock               Paul J. Corr ................          2,600-Direct (1)                      *

Common Stock               Carl Helmetag ...............          4,050-Direct (1)                      *

Common Stock               Peggy A. Murphy .............          1,200-Direct (1)                      *
                                                                  3,702-Indirect (2)

Common Stock               David A. O'Neil .............          4,000-Direct (1)                      *
                                                                  2,418-Indirect (2)

Common Stock               Barry Pinsley ...............         31,230-Direct (1)                  2.94%
                                                                  2,582-Indirect (2,3)

Common Stock               Howard Pinsley ..............         48,634-Direct (1)                  5.14%
                                                                 10,883-Indirect (2)

Common Stock               Alvin O. Sabo ...............          1,600-Direct (1)                      *

Common Stock               Seymour Saslow...............          9,059-Direct (1)                      *

Common Stock               Michael W. Wool..............          1,600-Direct (1)                      *

Common Stock               Officers and Directors.......        103,973-Direct (1)                 10.60%
                           as a Group (13 persons)               19,585-Indirect (2,3)

----------
* Less than one percent

(1) Direct shares include options to acquire shares which are exercisable within 60 days as follows:

      Name of                Exercisable       Name of               Exercisable
      Beneficial Owner         Options         Beneficial Owner        Options
      ----------------         -------         ----------------        -------

      Carl Helmetag              800           Alvin O. Sabo            1,400

      Peggy A. Murphy           1,200          Seymour Saslow           1,500

      David A. O'Neil           1,600          Michael W. Wool          1,500

      Howard Pinsley            6,000

(2) Includes shares allocated to named director or officer as of June 30, 2005 as a participant in the Company's ESOP. Each such person has the right to direct the manner in which such shares allocated to him or her are to be voted by the ESOP Trustee.

(3) Excludes 2,000 shares owned by the spouse of Barry Pinsley. Beneficial ownership of the shares is disclaimed by Mr. Pinsley.

      There are no arrangements known to the Company, the operation of which may at a subsequent date, result in change of control of the Company.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      The Company's ESOP Trust owns 369,738 shares of the Company's common stock as of September 30, 2005, of which 219,738 were allocated to participants in the ESOP. On July 15, 2005, the Company sold an additional 150,000 shares of its common stock to the ESOP Trust for an aggregate purchase price of $4,335,000, or $28.90, per share. The ESOP borrowed from the Company an amount equal to the purchase price. The loan will be repaid in fifteen (15) equal annual installments of principal and the unpaid balance will bear interest at a fixed rate of 6.25% per annum, the "prime rate" as quoted in The Wall Street Journal on the date of closing. The Board of Directors of the Company had approved a purchase price per share equal to a 5% discount on the average trading price of the common stock on the American Stock Exchange on the date before closing, but in no event greater than the fair market value of the stock as determined by the ESOP trustees, in reliance upon a "fairness opinion" from an independent valuation firm retained by the ESOP.

      Each year, the Company makes contributions to the ESOP which are used to make loan interest and principal payments to the Company. Following each payment of principal on the loan, a portion of the unallocated shares held by the ESOP are allocated to participants. Officers of the Company, including Howard Pinsley who is also Chairman of the Board, are eligible to participate in the ESOP and to have shares and cash allocated to their accounts and distributed to them in accordance with the terms of the ESOP.

      The Company paid the law firm of Langrock, Sperry & Wool, of which Michael
W. Wool, a director of the Company, is a partner, a total of $72,979 for legal services during the fiscal year ended June 30, 2005. $23,750 of the payment of $72,979 was held in trust by Mr. Wool's firm and subsequently paid to other service providers relating to the ESOP transaction described above.

                                 CODE OF ETHICS

      The Company has adopted a Code of Ethics which is available on our website at www.espey.com.
   -------------

                     BOARD OF DIRECTORS' PROPOSAL TO RATIFY
                  APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      The Audit Committee has selected Rotenberg & Company, LLP as the company's independent public accountants for the fiscal year ending June 30, 2006. The Audit Committee determined not to re-engage KPMG LLP, which served as the Company's independent accountants for the fiscal years ending June 30, 2004 and June 30, 2005. There were no disagreements with KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. Rather, the Audit Committee determined that it was in the Company's best interest to seek audit services from a regional, as opposed to one of the "big four" accounting firms.

      Unless otherwise specified by the shareholders, the shares represented by their properly executed proxies will be voted for ratification of the appointment of Rotenberg & Company, LLP as independent accountants for the fiscal year ending June 30, 2006. The Company is advised by said firm that neither the firm nor any of its partners now has, or during the past three years had, any direct financial interest or material indirect financial interest or any connection with the Company.

      A representative of Rotenberg & Company, LLP is expected to be present at the Annual Meeting with the opportunity to make a statement if he or she desires to do so and to be available to respond to appropriate questions from the shareholders. KPMG LLP has been invited to send a representative to the Annual Meeting.

      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ROTENBERG & COMPANY, LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE COMPANY FOR FISCAL YEAR ENDING JUNE 30, 2006.

      The Company's Audit Committee has had policies and procedures for pre-approving all audit and non-audit work performed by KPMG LLP for the fiscal year ended June 30, 2004 and 2005. Specifically, the Audit Committee has pre-approved the use of KPMG LLP for performance of audit services and detailed, specific types of services within the following categories of audit-related and tax services. In each other case, the Audit Committee requires management to obtain specific pre-approval from the Audit Committee for any other work to be performed by its outside auditors.

      The aggregate fees billed for professional services by KPMG LLP in the fiscal years ended June 30, 2004 and 2005, respectively, for these various services were:

      TYPES OF FEES                           2005               2004
                                              ----               ----
                                         Amount Billed      Amount Billed
                                         -------------      -------------

      (1) Audit Fees                        $ 79,850           $ 97,515

      (2) Audit Related Fees                    None              6,100

      (3) Tax Fees                            13,450             12,580

      (4) All Other Fees                        None               None
                                            --------           --------
      Total                                 $ 93,300           $116,195
                                            ========           ========

      In the above table, in accordance with the Securities and Exchange Commission's definitions and rules, "audit fees" are fees the Company paid for professional services for the audit of the Company's financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, and for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; "audit-related fees" are fees for assurance and related services that are related to the performance of the audit of the Company's employee benefit plan financial statements; "tax fees" are fees for tax compliance, tax advice and tax planning; and "all other fees" are fees for any services not included in the first three categories. 100% of the services set forth in sections (1) through (3) above were approved by the Audit Committee in accordance with its charter.

          COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT

      Section 16(a) of the Securities Exchange Act of 1934, as amended, generally requires the Company's directors, executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of beneficial ownership and changes in beneficial ownership with the Securities and Exchange Commission. Based solely upon its review of copies of such reports received by it, or upon written representations obtained from certain reporting persons, the Company believes that its officers, directors, and stockholders who own more than ten percent of the Company's equity securities have complied with all Section 16(a) filing requirements, except that Director Carl Helmetag did not file on a timely basis Forms 4 with respect to each of the following transactions: (i) the sale of 500 shares of common stock on December 2, 2003, ultimately reported on Form 4 filed July 12, 2005; (ii) the purchase of 200 shares on May 18, 2005, the purchase of 300 shares on May 18, 2005 and the purchase of 250 shares on June 6, 2005, all ultimately reported on Form 4 filed July 11, 2005.

                                 ANNUAL REPORTS

      The Annual Report of the Company to the shareholders for the fiscal year ended June 30, 2005, including financial statements, accompanies this Proxy Statement. Such financial statements are not incorporated herein by reference.

      A copy of the Company's Annual Report on Form 10-K (including financial statements and schedules thereto) for the fiscal year ended June 30, 2005 filed with the Securities and Exchange Commission will be provided without charge upon the written request of shareholders to Espey Mfg. & Electronics Corp., attention: Investor Relations, 233 Ballston Avenue, Saratoga Springs, New York 12866. The Company's Form 10-K for the fiscal year ended June 30, 2005 can also be viewed electronically through a link at the Company's website at www.espey.com.
-------------

                              SHAREHOLDER PROPOSALS

      Any shareholder proposal which may be a proper subject for inclusion in the proxy statement and for consideration at the 2006 Annual Meeting must be received by the Company at its principal executive office no later than June 17, 2006, if it is to be included in the Company's 2006 proxy statement and proxy form. In addition, the Company's bylaws outline procedures that a shareholder must follow to nominate directors or to bring other business before shareholders' meetings.

                               PROXY SOLICITATION

      The solicitation of the enclosed proxy is being made on behalf of the Board of Directors and the cost of preparing and mailing the Notice of Meeting, Proxy Statement and form of proxy to shareholders is to be borne by the Company.

                                           By Order of the Board of Directors,

                                                  /s/ Howard Pinsley

                                                     HOWARD PINSLEY
                                           President, Chief Executive Officer
                                           and Chairman of the Board

October 24, 2005
Saratoga Springs, New York

                                   APPENDIX A                          Exhibit A


                         ESPEY MFG. & ELECTRONICS CORP.
                             AUDIT COMMITTEE CHARTER
                             -----------------------

      Purpose

      The primary purpose of the Audit Committee (the "Committee") is to assist the Board of Directors (the "Board") of Espey Mfg. & Electronics Corp. (the "Company") in fulfilling its oversight responsibilities by

      o Overseeing management's conduct of the Company's financial reporting process and systems of internal accounting and financial controls;

      o Monitoring the independence and performance of the Company's outside auditors; and

      o Providing an avenue of communication among the outside auditors, management and the Board.

      In discharging its oversight role, the Committee is empowered to investigate any related matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, auditors or other experts for this purpose.

      The Committee shall review the adequacy of this Charter on an annual basis, and recommend to the Board any necessary amendments.

      Membership and Meetings

      The Committee is appointed by the Board and shall be comprised of not less than three members at all times, each of whom must be independent of management and the Company and otherwise meet the requirements of applicable American Stock Exchange rules and regulations.

      Accordingly, all of the members will be directors:

      1. Who have no material relationship to the Company that may interfere with the exercise of their independence from management and the Company; and

      2. Who are financially literate or who become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have such accounting or related financial management expertise in order to qualify as an "audit committee financial expert" in compliance with the criteria established by the SEC.

      The Board shall name a chair of the Committee, who shall be responsible for preparing an agenda in advance of each meeting. A majority of the members of the Committee shall constitute a quorum. The Committee shall maintain minutes or other records of its activities, and shall report to the full Board concerning its activities.

      The Committee shall meet as frequently as circumstances dictate, but no less than four times annually. As part of its job to foster open communication, the Committee should meet at least annually separately with each of management and the outside auditors to discuss any matters that the Committee believes should be discussed privately.

      Key Responsibilities

      The Committee's job is one of oversight and it recognizes that the Company's management is responsible for preparing the Company's financial statements and that the outside auditors are responsible for auditing those financial statements. Additionally, the Committee recognizes that financial management, including the internal accounting and audit staff, as well as the outside auditors, have more time, knowledge and more detailed information on the Company than do Committee members; consequently, in carrying out its oversight responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certification as to the outside auditor's work.

      The following functions shall be the common recurring activities of the Committee in carrying out its oversight function. The Committee shall:

      o Review with management and the outside auditors the Company's audited financial statements, review and consider with the outside auditors the matters required to be discussed by Statement of Auditing Standards ("SAS") No. 61, and determine whether to recommend to the Board that the financial statements be included in the Company's Annual Report on Form 10-K to be filed with the SEC (or the Annual Report to Shareholders if distributed prior to the filing of Form 10-K).

      o Review with management and the outside auditors the Company's interim financial results to be included in the Company's quarterly reports on Form 10-Q, prior to their filing with the SEC, and the matters required to be discussed by SAS No. 61.

      o Review the independence of the outside auditors and in connection therewith:

            (i) request from the outside auditors annually, a formal written statement delineating all relationships between the auditor and the Company consistent with Independence Standards Board Standard Number 1;

            (ii)  discuss  with  the  outside   auditors   any  such   disclosed
                  relationships   and  their  impact  on  the  outside  auditors
                  independence; and

            (iii) recommend  that  the  Board  take   appropriate   action,   if
                  necessary,   to  oversee  the   independence  of  the  outside
                  auditors.

      o Review and evaluate the proposals submitted by prospective auditors and recommend appointment of the Company's outside auditors and the Board's submission of their appointment to the shareholders for ratification.

      o Oversee the work performed by the Company's outside auditors, evaluate the performance of such auditors and discharge such auditors if circumstances warrant.

      o Review and pre-approve any non-audit services to be performed by the independent outside auditors.

      o In consultation with management and the outside auditors, review the integrity of the Company's financial reporting processes and the internal control structure (including disclosure controls and internal control over financial reporting).

      o Review potential conflicts of interest involving members of the Board and management and review and approve all related-party transactions, defined as those transactions required to be disclosed under Item 404 of Regulation S-K.

      o Establish procedures for the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters and procedures for the confidential, anonymous submission by Company employees of any concerns related to the Company's ethics policies, legal issues and accounting or audit matters.

      o Prepare an annual report containing the information prescribed by the SEC for inclusion in the Company's proxy statement in connection with the annual meeting of shareholders.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                         ESPEY MFG. & ELECTRONICS CORP.

                                  PROXY FOR THE
                       2005 ANNUAL MEETING OF SHAREHOLDERS
                                November 18, 2005

                                     COMMON

The undersigned hereby appoints Carl Helmetag and Alvin Sabo as Proxies, each with the power to appoint his substitute, and hereby authorizes them or any one of them to represent and to vote, as designated below, all the shares of common stock of ESPEY MFG. & ELECTRONICS CORP. which the undersigned would be entitled to vote if personally present at the 2005 Annual Meeting of Shareholders to be held on November 18, 2005 or any adjournment thereof.

1. TO ELECT ONE CLASS B DIRECTOR TO SERVE FOR A TWO YEAR TERM EXPIRING AT THE 2007 ANNUAL MEETING OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIES.

[_] FOR the nominee listed below            [_] WITHHOLD AUTHORITY
(except as marked to the contrary below)    to vote for the nominee listed below

      BARRY PINSLEY

      The Board of Directors recommends a vote FOR this nominee.

2. TO ELECT TWO CLASS C DIRECTORS TO SERVE FOR A THREE YEAR TERM EXPIRING AT THE 2008 ANNUAL MEETING OR UNTIL THEIR RESPECTIVE SUCCESSORS ARE DULY ELECTED AND QUALIFY.

[_] FOR the nominee listed below            [_] WITHHOLD AUTHORITY
(except as marked to the contrary below)    to vote for the nominee listed below

      PAUL J. CORR    MICHAEL W. WOOL

      The Board of Directors recommends a vote FOR these nominees.

      INSTRUCTION: To withhold authority to vote for any individual nominee, mark the "FOR" box above AND write the nominee's name in the space provided below.

3. TO RATIFY the appointment of Rotenberg & Company, LLP as the independent public accountants of the Company for fiscal year ending June 30, 2006.

      [_] FOR           [_] AGAINST           [_] ABSTAIN

      The Board of Directors recommends a vote FOR this proposal.

      No other business may be transacted at the meeting.



                                                        ------------------------
         Please be sure to sign and date                | Date                 |
           this Proxy in the box below.                 |                      |
--------------------------------------------------------------------------------
|                                                                              |
|                                                                              |
-----------Shareholder sign above----------Co-holder (if any) sign above-------

--------------------------------------------------------------------------------
     ^ Detach here, sign, date and mail in postage paid envelope provided. ^

                         ESPEY MFG. & ELECTRONICS CORP.

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THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY
                         THE ABOVE SIGNED SHAREHOLDER.
   IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.
                                                     ---

      Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.
--------------------------------------------------------------------------------
IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

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